 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – October 7, 2019

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 South Tryon Street, Charlotte, NC (Address of principal executive offices)		28202 (Zip Code)

Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share*	HON	The New York Stock Exchange
0.650% Senior Notes due 2020	HON 20	The New York Stock Exchange
1.300% Senior Notes due 2023	HON 23A	The New York Stock Exchange
2.250% Senior Notes due 2028	HON 28A	The New York Stock Exchange

* The common stock is also listed on the London Stock Exchange.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2019, Deborah Flint, 52, chief executive officer of Los Angeles World Airports (LAWA), was appointed to the Board of Directors of Honeywell International Inc. (the “Company”) as an independent Director, with immediate effect. Ms. Flint will stand for re-election at Honeywell’s 2020 Annual Meeting of Shareowners. She will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the “Director Compensation” section of the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 14, 2019, as modified by the amendment to the 2016 Stock Plan for Non-Employee Directors described in Item 8.01 below.

A copy of the press release issued by the Company regarding the election of Ms. Flint to its Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01	Other Items.

The Board of Directors of the Company amended Schedule A to the Company’s 2016 Stock Plan for Non-Employee Directors. Such amendment is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated October 7, 2019 entitled “Honeywell Names Deborah Flint to Board of Directors”

99.2	Amendment to the 2016 Stock Plan for Non-Employee Directors of Honeywell International Inc.

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document (included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2019	HONEYWELL INTERNATIONAL INC.

	By:	/s/ Victor J. Miller
Victor J. Miller
Vice President, Deputy General Counsel and
Corporate Secretary